UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 7, 2010

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

On January 7, 2010, Datawatch Corporation (the “Company”) dismissed Deloitte & Touche LLP as the independent registered public accounting firm of the Company.  The dismissal of Deloitte & Touche LLP was approved by the Company’s Audit Committee.

The reports of Deloitte & Touche LLP on the Company’s financial statements as of and for the fiscal years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended September 30, 2009 and 2008 and through January 7, 2010 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal year ended September 30, 2009 and 2008 and through January 7, 2010 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Deloitte & Touche LLP and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 8, 2010, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On January 7, 2010, the Company’s Audit Committee engaged UHY LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending September 30, 2010. The decision to engage UHY LLP as the Company’s independent registered public accounting firm was the result of a competitive selection process.

Prior to the engagement of UHY LLP, neither the Company nor anyone on behalf of the Company consulted with UHY LLP during the Company’s fiscal years ended September 30, 2009 and 2008 and through January 7, 2010, in any manner regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial tatements and Exhibits

(d)           Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated January 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: January 8, 2010	By:	/s/ Murray P. Fish
Name: Murray P. Fish
Title: Chief Executive Officer and Treasurer